                                                                   EXHIBIT 10.35

                                  BIOGEN, INC.
                    VOLUNTARY BOARD OF DIRECTORS SAVINGS PLAN

                                SECOND AMENDMENT


         The Biogen, Inc. Voluntary Board of Directors Savings Plan, as heretofore amended, is hereby further amended effective as of January 1, 1998, as follows:

         1. Section 5.1(b) is amended by (a) deleting the words "mutual fund" and "mutual funds" in each place they occur and substituting in their place the words "investment fund" and "investment funds" respectively, and (b) deleting the parenthetical phrase at the end of the first paragraph thereby allowing participants to chose the Biogen stock fund as an investment option.


                                            BIOGEN, INC.

Date: March 11, 1998                        By:________________________________
                                               Frank A. Burke, Jr.
                                               Vice President - Human Resources